U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 6,1998


                           MILESTONE PROPERTIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

              1-10641                                        65-0158204
 (Commission File Number)                   (IRS Employer Identification Number)


        150 East Palmetto Park Road, Boca Raton, FL                33486
        (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (561) 394-9260



          (Former Name or Former Address, if Changed Since Last Report)

         Certain statements made in this report may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such forward-looking statements include statements regarding the intent, belief or current expectations of Milestone Properties, Inc. ("Milestone") and its wholly-owned subsidiaries (together, Milestone with its subsidiaries is hereinafter referred to as the "Company") and its management and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the following: general economic and business conditions, which will, among other things, affect the demand for retail space or retail goods, availability and creditworthiness of prospective tenants, lease rents and the terms and availability of financing; adverse changes in the real estate markets including, among other things, competition with other companies; risks of real estate development and acquisition; governmental actions and initiatives; and environment/safety requirements.

         The Company is engaged in the business of owning, acquiring, managing, developing and investing in commercial real estate and real estate related assets.


Item 2. Disposition of Assets.

         On July 7, 1998, the Company completed the sale of its Mountain View Mall property located in Bend, Oregon (the "Bend Property")(the "Sale"), to Sima Mountain View Mall LLC, an unrelated party, for a negotiated sales price of $17,750,000 cash.

     The Company realized net proceeds from the Sale of approximately $319,200, having used approximately $17,065,000 of the gross proceeds to pay off the balance of the underlying first mortgage debt on the Bend Property (which represented approximately 23% of the Company's total liabilities) and used the remaining funds for closing costs and net credits to the buyer. At the time of the Sale, the Bend Property represented approximately 17% of the Company's total assets with a carrying value, net of accumulated depreciation, of approximately $16,482,000. As a result of the Sale, the Company will realize a book gain of approximately $948,000 in the third quarter of 1998.




Item 5.  Other Events.

         As previously reported, on January 30, 1996 Milestone, its Board of Directors and Concord Assets Group, Inc. ("Concord"), a New York corporation, the executive officers and directors of which are also executive officers and directors of Milestone, were named as defendants in a purported class action lawsuit (the "Winston Action") which was brought by a holder of Milestone's $.78 Convertible Series A Preferred Stock (the "Series A Preferred Stock"), par value $.01 per share, $10 liquidation preference, purporting to bring the action on behalf of himself and other holders of the Series A Preferred Stock in
connection  with  (i)  Milestone's   acquisition  in  October  1995  of  certain
wraparound  notes,   wraparound   mortgages  and  fee  properties  from  certain
affiliates of Concord, (ii) the transfer in August and October 1995 of 16 of Milestone's retail properties to Union Property Investors, Inc. ("UPI"), a then wholly-owned Delaware subsidiary of Milestone and (iii) the subsequent distribution of all of the issued and outstanding shares of UPI's common stock to holder's of Milestone's common stock (the "Common Stock"), par value $.01 per share, on a share-for-share basis and for no consideration.

     On July 14, 1998 the Company announced that it had reached a settlement (the "Proposed Settlement") with plaintiff's counsel relating to the Winston Action. Pursuant to the Proposed Settlement, each holder of Series A Preferred Stock who does not opt-out will be required to surrender such Series A Preferred Stock and all claims it may have against Milestone and the other named defendants in connection with the purported class action in exchange for $3.00 in cash for each share of Series A Preferred Stock, payable by Milestone. A settlement agreement has not yet been signed and any settlement agreement, once signed, will be subject to court approval, as well as a number of conditions which may be waived at the option of the defendants, including the condition that not more than 10% of the issued and outstanding shares of Series A Preferred Stock opt out of the Proposed Settlement.

         The New York Stock Exchange (the "Exchange") suspended trading in shares of the Series A Preferred Stock and Common Stock prior to the market opening on July 6, 1998 because the Exchange had determined that Milestone had fallen below certain of its continued listing criteria relating to net income and market value of publicly held shares of the Series A Preferred Stock and Common Stock and the Exchange subsequently applied to the Securities and Exchange Commission to delist the Series A Preferred Stock and Common Stock. The Company has been advised that on or about July 6, 1998, a market developed for trading shares of the Series A Preferred Stock and Common Stock on the over-the-counter Bulletin Board with the ticker symbols MPRPP and MPRP, respectively.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (b)      Pro forma financial information:

                  Pro forma consolidated balance sheet as of March 31, 1998.

                  Pro forma consolidated statements of revenues and expenses for the three months ended March 31, 1998 and for the year ended December 31, 1997.

         (c)      Exhibits:

                  Milestone Properties, Inc. Press Release, dated July 14, 1998.

                                                             SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MILESTONE PROPERTIES, INC.
                                               (Registrant)




Date: July 21, 1998                            /s/: Patrick S. Kirse
                                              ----------------------
                                              Patrick S. Kirse
                                              Vice President of Accounting
                                              (Principal Accounting Officer)

                   MILESTONE PROPERTIES, INC. AND SUBSIDIARIES
                      CONSOLIDATED PRO FORMA BALANCE SHEET
                                   (Unaudited)
                                 March 31, 1998

                                                                                Pro Forma Adjustments     Pro Forma
ASSETS                                                     March 31, 1998        Debit        Credit    March 31, 1998
                                                           --------------        -----        ------    --------------

Current Assets:
   Cash and cash equivalents                         $        12,230,077      $  319,228                $ 12,549,305
   Restricted cash                                               222,000                                     222,000
   Loans receivable                                            1,496,176                                   1,496,176
   Accounts receivable                                         1,154,306                    $ 205,637        948,669
   Accrued interest receivable                                 1,870,514                                   1,870,514
   Due from related party                                        469,805                                     469,805
   Prepaid expenses and other                                     978,399                      69,201        909,198
                                                            --------------                              -------------

      Total current assets                                    18,421,277                                  18,465,667

   Property, improvements and equipment, net                  19,540,217                   16,481,547      3,058,670
   Wraparound notes, net                                      52,849,581                                  52,849,581
   Deferred income tax asset, net                              4,586,209                       18,993      4,567,216
   Investment in preferred stock                               1,783,100                                   1,783,100
   Management contract rights, net                               263,723                                     263,723
   Goodwill and organizational cost, net                         743,068                                     743,068
                                                           --------------                             -------------

      Total assets                                   $        98,187,175                               $  81,731,025
                                                           ==============                              =============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Accounts payable and accrued expenses             $           615,417           3,808               $    611,609
   Accrued interest payable                                      355,381                                    355,381
   Master lease payable                                        3,439,381                                  3,439,381
   Due to related party                                          100,680                                    100,680
   Current portion of mortgages and notes payable             38,169,505      17,118,313                 21,051,192
   Income taxes payable                                        2,822,119                                  2,822,119
                                                        -----------------                              ------------

      Total current liabilities                               45,502,483                                  28,380,362

Mortgages and notes payable                                   27,470,179          10,341                  27,459,838
                                                         ---------------                               -------------

      Total liabilities                                       72,972,662                                  55,840,200
                                                       ------------------                              -------------

Commitments and Contingencies

Stockholders' Equity:
   Common stock ($.01 par value, 10,000,000 shares
        authorized, 4,905,959 issued and outstanding;
        692,591 shares in treasury)                               49,060                                      49,060
   Preferred stock (Series A $.01 par value, $10
      liquidation preference, 10,000,000 shares
        authorized, 3,033,995 shares issued and outstanding)      30,341                                      30,341
   Additional paid-in surplus                                 48,105,428                                  48,105,428
   Accumulated deficit                                       (19,529,898)                    676,312     (18,853,586)
   Shares held in treasury - 692,591 shares at cost          ( 3,440,418)                                 (3,440,418)
                                                       ------------------                             ---------------

      Total stockholders' equity                              25,214,513                                  25,890,825
                                                        -----------------                              -------------

      Total liabilities and stockholders' equity     $        98,187,175                              $   81,731,025
                                                        =================                             -=============


      See Accompanying Notes to Consolidated Pro Forma Financial Statements

                   MILESTONE PROPERTIES, INC. AND SUBSIDIARIES
            CONSOLIDATED PRO FORMA STATEMENT OF REVENUES AND EXPENSES
                                   (Unaudited)
                    For the Three Months Ended March 31, 1998

                                                                                 Pro-Forma Adjustments          Pro Forma
                                                           March 31, 1998          Debit       Credit          March 31, 1998
                                                           --------------         ------      -------          --------------
REVENUES:
   Rent                                              $         2,745,805        $ 497,650                    $   2,248,155
   Interest income                                             2,240,556              216                        2,240,340
   Revenue from management company operations                    195,842                                           195,842
   Tenant reimbursements                                         257,384          147,021                          110,363
   Management and reimbursement income                            29,051                                            29,051
   Percentage rent                                               109,248           41,394                           67,854
   Gain on realization of wraparound notes                        81,890                                            81,890
                                                        --------------------                                --------------

      Total revenues                                           5,659,776                                         4,973,495
                                                          ------------------                                --------------



EXPENSES:
   Master lease expense                                        3,445,833                                         3,445,833
   Interest expense                                            1,519,598                      $  386,072         1,133,526
   Depreciation and amortization                                 208,073                         103,298           104,775
   Salaries, general and administration                          576,328                          12,382           563,946
   Property expenses                                             443,666                         231,962           211,704
   Expenses for management company operations                    268,265                                           268,265
   Professional fees                                             219,345                             50            219,295
                                                        ------------------                                ----------------

      Total expenses                                           6,681,108                                         5,947,344
                                                        -----------------                                  ---------------


Loss before income tax                                        (1,021,332)                                         (973,849)
                                                       ------------------                                  ----------------

 (Benefit) provision for income taxes                           (487,038)         18,993                          (468,045)
                                                      -------------------      ----------                  ----------------

Net loss                                             $          (534,294)                             $           (505,805)
                                                      ===================                                   ===============

Loss attributable to common stockholders             $             (0.13)                             $              (0.12)
                                                      ===================                                   ===============

Weighted average common shares outstanding                     4,213,368                                          4,213,368
                                                       ==================                                   ===============


      See Accompanying Notes to Consolidated Pro Forma Financial Statements

                   MILESTONE PROPERTIES, INC. AND SUBSIDIARIES
            CONSOLIDATED PRO FORMA STATEMENT OF REVENUES AND EXPENSES
                                   (Unaudited)
                      For the Year Ended December 31, 1997

                                                                                   Pro-Form Adjustments             Pro Forma
                                                        December 31, 1997         Debit           Credit       December 31, 1997
                                                        -----------------        ------           -------      -----------------

REVENUES:
   Rent                                              $        10,280,548     $ 1,749,828                         $    8,530,720
   Interest income                                            13,355,849          48,858                             13,306,991
   Revenue from management company operations                    512,303                                                512,303
   Tenant reimbursements                                       1,261,217         532,437                                728,780
   Management and reimbursement income                           407,286                                                407,286
   Percentage rent                                               450,423          151,391                               299,032
   Amortization of discount - available-for-sale securities      313,551                                                313,551
   Unrealized loss on treasury notes sold short                 (316,887)                                              (316,887)
   Gain on sale of real estate related assets                    316,061                                                316,061
   Gain on sale of available-for-sale securities               3,511,560                                              3,511,560
                                                     --------------------                                          -------------

      Total revenues                                          30,091,911                                             27,609,397
                                                     ---------------------                                         -------------


EXPENSES:
   Master lease expense                                       13,787,465                                             13,787,465
   Interest expense                                            9,119,554                       $ 1,557,550            7,562,004
   Depreciation and amortization                                 847,385                           413,192              434,193
   Valuation allowance on wraparound notes                     2,590,132                                              2,590,132
   Salaries, general and administration                        3,955,434                            34,963            3,920,471
   Property expenses                                           1,718,346                           792,917              925,429
   Expenses for management company operations                  1,304,166                                              1,304,166
   Professional fees                                             921,394                            16,746              904,648
                                                     ---------------------                                         -------------

      Total expenses                                          34,243,876                                             31,428,508
                                                     ---------------------                                         -------------


Loss before income taxes                                      (4,151,965)                                            (3,819,111)

(Benefit) provision for income taxes                            (721,234)         133,142                              (588,092)

Net loss                                             $        (3,430,731)                                     $      (3,231,019)
                                                     ======================                                        =============

Loss attributable to common stockholders             $             (0.82)                                     $           (0.77)
                                                     ======================                                        =============

Weighted average common shares outstanding                      4,206,550                                             4,206,550
                                                     ======================                                        =============

      See Accompanying Notes to Consolidated Pro Forma Financial Statements

                   MILESTONE PROPERTIES, INC. AND SUBSIDIARIES
                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                   CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

                                   (Unaudited)

1.     Basis of Presentation

       The accompanying unaudited consolidated pro forma financial statements of the Company have been prepared in accordance with the instructions to Form 8-K and to Article 11 of Regulation S - X. The accompanying unaudited consolidated pro forma balance sheet is presented as if the Sale occurred on March 31, 1998. The accompanying unaudited consolidated pro forma statements of revenues and expenses for the year ended December 31, 1997 and for the three months ended March 31, 1998 are presented as if the Sale occurred as of January 1, 1997.

       The unaudited consolidated pro forma financial statements should be read in conjunction with the financial statements and footnotes included thereto in the Company's Form 10-K for the year ended December 31, 1997 and the Company's Form 10-Q for the period ended March 31, 1998. The unaudited consolidated pro forma financial statements were prepared utilizing the accounting policies as outlined in such historical financial statements except as noted herein. In management's opinion, all adjustments considered necessary for a fair presentation of the effects of the Sale have been reflected in the unaudited consolidated pro forma financial statements.

       As a result of the Sale, the Company will realize a book gain of approximately $948,000 in the third quarter of 1998. Such non-recurring gain is not reflected in the accompanying unaudited consolidated pro forma financial statements.

       The unaudited consolidated pro forma financial statements are not necessarily indicative of the Company's actual financial position at March 31, 1998 or what the actual results of operations of the Company would have been assuming the Sale occurred as of January 1, 1997 nor are they necessarily indicative of the Company's results of operations for future periods.


2.  Adjustments to Unaudited Consolidated Pro Forma Financials

       All of the adjustments are to reflect the Sale of the Bend Property. For the unaudited consolidated pro forma balance sheet, such adjustments reflect the cash proceeds realized from the Sale, the eliminations of the Bend Property's carrying value, net of accumulated depreciation, the elimination of the balance of the first mortgage debt, and the elimination of tenant receivables and other assets and liabilities related to the Bend Property. For the unaudited consolidated pro forma statements of revenues and expenses, such adjustments reflect elimination of rental and other revenues, property operating expenses, interest expense on the first mortgage debt, depreciation and amortization, income taxes and other expenses relating to the Bend Property.

                                       EXHIBIT INDEX


Exhibit                                Description

99.1                                   Milestone Properties, Inc.
                                       Press Release, dated July 14, 1998.